Exhibit 99.1

November 2021

Disclaimer
This Presentation contains forward-looking statements and information. All statements other than statements of historical facts contained in this Presentation, including statements regarding our strategy, future financial condition, future operations, projected costs, prospects, plans, objectives of management and expected market size, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “target,” “seek,” “predict,” “potential,” “continue” or the negative of these terms or other comparable terminology. Although we believe that the expectations reflected in these forward-looking statements are reasonable, these statements relate to our strategy, future operations, future financial position, future revenue, projected costs, prospects, plans, objectives of management and expected market size, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. Forward-looking statements in this Presentation include, but are not limited to, statements about: the initiation, timing, progress, results, and cost of our research and development programs and our current and future preclinical and clinical studies, including statements regarding the timing of initiation and completion of studies or trials and related preparatory work, the period during which the results of the trials will become available, and our research and development programs; our ability to efficiently discover and develop product candidates; our ability to initiate, recruit and enroll patients in and conduct our clinical trials at the pace that we project; our ability to obtain and maintain regulatory approval of our product candidates; our ability to compete with companies currently marketing or engaged in the development of treatments that our product candidates are designed to target; our reliance on third parties to conduct our clinical trials and to manufacture drug substance for use in our clinical trials; the size and growth potential of the markets for our product candidates and our ability to serve those markets; the ability and willingness of our third-party strategic collaborators to continue research and development activities relating to our development candidates and product candidates; our ability to obtain and maintain adequate intellectual property rights; our estimates of our future expenses, revenue, capital requirements or our need for or ability to obtain additional financing; our expected uses of the net proceeds to us from this offering; the potential benefits of strategic collaboration agreements, our ability to enter into additional strategic collaborations or arrangements, and our ability to attract collaborators with development, regulatory and commercialization expertise; our financial performance; developments and projections relating to our competitors or our industry; the effect of the COVID-19 pandemic, including mitigation efforts and economic effects, on any of the foregoing or other aspects of our business operations, including but not limited to our preclinical studies or current and future clinical trials. We caution the recipient not to place considerable reliance on the forward-looking statements contained in this presentation. The forward-looking statements in this Presentation speak only as of the date of this document, and we undertake no obligation to update or revise any of these statements. Our business is subject to substantial risks and uncertainties, including those referenced above. Certain information contained in this Presentation relates to or is based on estimates, projections and other information concerning the Company’s industry, its business and the markets for its programs and product candidates and studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this Presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this Presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while we believe our own internal research is reliable, such research has not been verified by any independent source.
These forward-looking statements are based on the beliefs of our management as well as assumptions made by and information currently available to us. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. If such assumptions do not fully materialize or prove incorrect, the events or circumstances referred to in the forward-looking statements may not occur. We undertake no obligation to update publicly any forward-looking statements for any reason after the date of this presentation to conform these statements to actual results or to changes in our expectations, except as required by law. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements. Additional risks and uncertainties that could affect our business are included under the caption “Risk Factors” in our most recent report filed with the Securities and Exchange Commission.

Developing Biology-Driven Medicines and Expanding the Impact of Targeted Oncology for Patients Ikena Mission
Patient-driven drug development targeting oncogenic drivers and pathways of therapeutic resistance
Using known and novel biomarkers and approaches for targeted therapy development and patient identification By the Numbers
3 programs in clinical development or clinic-ready 2 programs partnered with oncology partner of choice, BMS
Multiple targeted oncology programs in discovery across 2 key pathways 60 diverse, experienced team members $264M in cash; Runway through 2023 Current Focus Targeted Oncology Hippo Pathway RAS Pathway Immune-signaling in the tumor-microenvironment

Pipeline of Biomarker-Defined Therapies Designed to Improve Patient Outcomes
Program Late-Stage Indications Discovery IND Enabling Phase 1 Target Development
IK-930 Hippo-mutated TEAD cancers Multiple RAS Pathway RAS-mutated Targets; Including ERK5 cancers Bladder cancer IK-175 + Nivo AHR BMS Additional tumor types IK-412 Multiple solid
Kynurenine BMS tumors IK-007 + Pembro MSS-CRC EP4

Targeting TEAD & the Hippo Pathway IK-930

Patients with Hippo-Driven Cancers Could Benefit from IK-930 Monotherapy
Hippo landscape is developing; the identification of additional related indications continues
~125,000 newly diagnosed cancer patients per year in the US with hippo pathway mutations and alteration
•Malignant Mesothelioma: â^¼40% have NF2 loss of function mutations •NSCLC: 6% YAP1 and 29% TAZ amplification
•Meningioma: High frequency of NF2 deficiency; Most common CNS tumor, accounting for â^¼one-third of primary CNS tumors •Head & Neck Cancers: Growing body of knowledge on frequent YAP/TAZ amplification and FAT1 (upstream) deficiency
•Soft Tissue Sarcomas: â^¼90% of epithelioid hemangioendothelioma, or EHE, have TAZ-CAMTA1 fusions; 10% of EHE have YAP1-TFE3 fusions NF2 MST1/2 LATS1/2 YAP1/TAZ TEAD

IK-930 is an Oral, Selective, Potent TEAD Inhibitor
IK-930 was well tolerated preclinically while showing significant impact on TEAD dependent gene expression
Robust Inhibition TEAD Target
Potent TEAD Inhibition Selective Activity in Hippo-Mutated Cells Gene Expression expression proliferation
CNN1 ANKRD1 CTGF NPPB AMOTL2 CYR61
IK-930 IK-930 DMSO low high
TEAD activated cell line
1.5 1.0 Proliferation 0.5 0.0 10-3 10-2 10-1 100 101 102
IK-930 Concentration (µM) Control NF2 KO
100 80 Inhibition 60 40% 20 0 10-4 10-3 10-2 10-1 100 101 IK-930 Concentration (µM)

IK-930 Monotherapy Has Potential Across Genetic Mutations in the Hippo Pathway
Impact Across Tumor Models
2000
1500 Vehicle Vehicle
2000
IK-930 30 mg/kg QD IK-930 30 mg/kg QD Vehicle
IK-930 200 mg/kg QD IK-930 75 mg/kg QD IK-930 75 mg/kg QD
1500
1000 1500
Volume IK-930 200 mg/kg QD Volume
Volume    SEM) SEM) SEM)—1000 -
- Tumor Tumor 1000 Tumor                (mm3+/ 500 (mm3+/ (mm3+/ Average Average 500 Average 500
0 0 0
0 5 10 15 20 25 0 5 10 15 20 25 0 5 10 15 20 25
Days post treatment initiation Days post treatment initiation Days post treatment initiation
NF2 Deficient Mesothelioma Model LATS1/LATS2 Mutated Mesothelioma Model YAP1 Amplified HNSCC Model

Robust Translational Data to Drive Indication Selection
Top 10: Hippo Alterations
0 5 10 15
Ovarian
NSLC SQ Cholangiocarcinoma
Uterine Carcinosarcoma Esophageal CA
NSLC AD
Kidney CH
Mesothelioma HNSCC
Adrenocortical CA
Top 10: YAP/TAZ Activity Score
2 3 4
Pancreatic
HNSCC Mesothelioma
Esophageal CA Kidney Clear Cell Sarcoma
NSCLC AD Cholangiocarcinoma NSCLC SQ
Stomach AD
YAP/TAZ Nuclear Localization High YAP1 nuclear protein expression indicative of pathway activation in select indications

IK-930 First-in-Human Trial Monotherapy Targeting Hippo-Driven Cancers
Monotherapy Clinical Trial Design
Dose Escalation
Tumors known to have high incidence of Hippo pathway alterations
Expansion
Cohort 1: NF2 deficient mesothelioma
Cohort 2: NF2 deficiency tumor agnostic
Cohort 3: Epithelioid hemangioendothelioma (EHE)
Cohort 4: YAP or TAZ gene fusion tumor agnostic

Hippo Pathway Engagement in Therapeutic Resistance and Tumor Escape
GENETIC ALTERATIONS
Combining IK-930 with other targeted therapies has the potential to combat therapeutic resistance
Resistance to multiple targeted therapies and tumor recurrence can be linked to YAP/TEAD activation
Overcoming resistance mechanisms and escape could not only deepen and prolong responses but could address de novo resistance, allowing more patients to respond to target therapies overall
NF2 KRAS FAT1
MST1/2
BRAF ALK
LATS1/2 MEK
EGFR
CDK 4/6
YAP1/TAZ
TEAD

Targeted-Therapy Treated EGFRm NSCLC Shows Potential for IK-930 Combo Benefit
EGFR Inhibitor Promotes YAP1 Nuclear Localization
IK-930 Combo with MEKi & EGFRi in EGFRm NSCLC Model Shows Significant Increase in Targeted Apoptosis
DMSO
OsimertinibIF: á-YAP1
2500
OT+930 1 µM
2000
OT+930 0.3 µM
Apoptosis 1500 OT+930 0.1 µM
1000
Normalized Osi + Tra Osi 50 nM
500
Tra 30 nM 930 1 µM Vehicle
0
0 12 24 36 48
Hours Tra: Trametinib Osi: Osimertinib OT: Osi + Tra Combo

IK-930 Combo with EGFRi & MEKi Shows Preclinical Efficacy in EGFRm Cancer Models
Combo could have potential for first-line approach in EGFRm cancers
Combo Efficacy in Multiple Models of EGFRm NSCLC
Mean Tumor Volume
Average Tumor Volume
(mm (mm3+/ 3) +/-- SEM) SEM
5 10 15
Days post treatment initiation
Average Tumor Volume (mm3+/-SEM)
Days post treatment initiation
Triplet combo demonstrated complete responses in mice

IK-930 Combos Could Potentially Expand the KRASm Cancer Populations that Could Benefit from Targeted Therapies
Combo Induced Combination Synergy Across Synergy Correlated with YAP1 Apoptosis in KRASm CRC Multiple Tumor Types Gene Expression
Normalized Apoptosis
Tra 30+930 1 µM Tra 30+930 0.3 µM Tra 30+930 0.1 µM
Tra 30 nM
930 1 µM DMSO
YAP1 Gene Expression
Cell lines showing synergy across multiple KRAS mutations, including G12C, G12V, G13D and others

RAS Mutated Cancer Show Potential for IK-930 Combo Benefit Across Tumor Types
Potential for IK-930 combo benefit across tumor types
Impact Across Tumor Models for KRASm CRC and NSCLC
Average Tumor Volume (mm3+/-SEM)
Days post treatment initiation
KRAS G13D CRC Model
Average Tumor Volume (mm3+/-SEM)
Days post treatment initiation
KRAS G12C NSCLC Model
Average Tumor Volume (mm3+/-SEM)
Days post treatment initiation
KRAS G13D CRC Model

IK-930 Combinations with Other Targeted Therapies in First-in-Human Trial
Plans to explore multiple combinations to address therapeutic resistance
IK-930 + SOC Dose Escalation
Tumors with markers for additional targeted therapies (multiple combination groups)
IK-930 + SOC Expansion
Cohort 1: IK-930 + EGFRi in EGFRm resistant NSCLC
Cohort 2: IK-930 + MEKi in additional solid tumors, including KRASm tumors
Cohort 3: Determine from emerging data

Targeting AHR to Counter Immunosuppressive TME
IK-175

AHR’s Role in Immune Signaling
Selecting indications that can potentially benefit with from AHR inhibition with IK-175
Aryl Hydrocarbon Receptor (AHR) Signaling
• Activated AHR prevents immune recognition of a range of cancers by modulating both innate and adaptive immunity
• AHR activity has been linked to activity in multiple cancer types, including:
• Bladder cancers
• Head & neck cancer
• Melanoma
• Ovarian
• Acute myeloid leukemia
• Malignant gliomas
• Resistant prostate cancer

Identifying Bladder Cancer as Potential Patient Population to Benefit from IK-175 Novel assays to determine indications and prospectively select patients with nuclear-AHR Novel Assays to Optimize AHR in Bladder Cancer & the IK-175 Preclinical Data Supports Indication Selection Unrealized Unmet Need Clinical Trial Approach Proprietary Proprietary Gene transcriptional IHC amplification signature Tumor Microarray Result H-Score Nucleus Tumor region Bladder HNSCC Melanoma Ovarian • Poor prognosis of patients with bladder cancer is associated with a high AHR transcript profiling score • Patient with metastatic diseases have a five-year survival rate of just 5% AHR transcripts in bladder cancer sample (white) Pre-selecting patients with nuclear-AHR in ongoing clinical trial IK-175 shows anti-tumor activity as a monotherapy and enhances impact in combination with anti-PD-1 in a murine model Average Tumor Volume (mm3+/-SEM) Days Post Inoculation

IK-175 Ph1 Study Ongoing & Utilizing Novel Assay to Prospectively Select Patients IK-175 monotherapy dose escalation Bladder cancer expansion; AHR+ enriched (at selected dose) CURRENTLY RECRUITING IK-175 + nivolumab dose escalation Bladder cancer expansion; AHR+ enriched (at selected dose) CURRENTLY RECRUITING • Recently expanded bladder cancer monotherapy cohort and completed dose-escalation in the combination cohort • No dose limiting toxicities, or DLTs, to date • Maximum tolerated dose not observed to date • AHR+ patient selection utilizing novel, Ikena-developed IHC assay

Integrated Targeted Oncology Strategy

Pipeline of Biomarker-Defined Therapies Designed to Improve Patient Outcomes

Efficiently investing capital to advance programs with high-impact value-building potential

Program *Target*	Indications	Discovery	IND Enabling	Phase 1	Near-Term Milestones
IK-930 *TEAD*	Hippo-mutated cancers				Initiate clinical trial
Multiple RAS Pathway Targets; Including ERK5	RAS-mutated cancers				Nominate DC
IK-175 + Nivo *AHR* BMS	Bladder Cancer				Complete phase 1 enrollment Data presentation
	Additional Tumor Types				Initiate clinical trial
IK-412 *Kynurenine* BMS	Multiple Solid Tumors				Submit IND
IK-007 + Pembro *EP4*	MSS-CRC				Complete phase 1 enrollment Data presentation

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